EXHIBIT 24

                        DIRECTOR AND OFFICER POWER OF ATTORNEY

                             LANDSING PACIFIC FUND, INC.
                                     (FORM S-11)



          KNOW  ALL MEN BY THESE PRESENTS:   That each person whose name is
          signed below has made, constituted and appointed, and by this instrument does make, constitute and appoint Martin I. Zankel and Dean Banks, and each of them his true and lawful attorney, with full power of substitution and resubstitution to affix for him and in his name, place and stead, as attorney-in-fact, his signature as a director or officer, or both, of Landsing Pacific Fund, Inc., a Maryland corporation (the "Fund"), to Amendment Number 2 to the Fund's Registration Statement on Form S-11 or other form registering under the Securities Act of 1933 (the "Registration Statement") shares of Common Stock issued by the Fund (the "Common Stock") and rights to subscribe for shares of Common Stock and to any and all exhibits to the Registration Statement, and to any and all applications and other documents pertaining thereto, giving and granting to each such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done, as fully as they might or could do if personally present, and hereby ratifying and confirming all that any such attorney- in-fact or any such substitute shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this Power of Attorney has been signed at the place and as of the date indicated.

                                        Signed at Lafayette,
                                        California on November 23, 1993

                                        /s/ J. Arthur deBoer
                                        ----------------------
                                        J. Arthur deBoer


                                        Signed at Penn Valley,
                                        California on November 24, 1993


                                        /s/ Robert K. McAfee
                                        ----------------------
                                        Robert K. McAfee

                                        Signed at 1249 Lombard, S.F.,
                                        California on November 23, 1993

                                        /s/ Frank A. Morrow
                                        -------------------------
                                        Frank A. Morrow


                                        Signed at Menlo Park,
                                        California on November 29, 1993

                                        /s/ Frederick P. Rehmus
                                        ---------------------------
                                        Frederick P. Rehmus


                                        Signed at San Francisco,
                                        California on November 23, 1993

                                        /s/ Norman H. Scheidt
                                        ---------------------------
                                        Norman H. Scheidt